UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 9, 2022

(Date of earliest event reported)

ADVANCED CONTAINER TECHNOLOGIES, INC. (Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(951) 381-2555 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 9, 2022, pursuant to a Consent of Shareholder dated December 9, 2022, Daniel Salinas was removed as a director of the Registrant, leaving Douglas P. Heldoorn as the sole director of the Registrant. The Consent of Shareholder was signed by Mr. Heldoorn, who had sufficient voting power in the Registrant to remove Mr. Salinas.

Also on December 9, 2022, Mr. Heldoorn signed an Action of Sole Director reducing the number of directors comprising the board of directors to one.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CONTAINER TECHNOLOGIES, INC.

By: /s/ Douglas P. Heldoorn

Douglas P. Heldoorn

Chief Executive Officer

Dated: December 9, 2022

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